                                                                   Exhibit 10.17


                                     WAIVER

                         Dated as of September 29, 1995


         This WAIVER (the "Waiver") is among DEP CORPORATION, a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and CITICORP USA, INC., as agent (the "Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS;

         (1) The Borrower, the Lenders and the Agent and The First National Bank of Boston and City National Bank, as Co-Agents, have entered into a Revolving Credit and Term Loan Agreement dated as of August 6, 1993 (as amended to date, the "Credit Agreement"; the terms defined therein being used therein defined unless otherwise defined herein).

         (2) Pursuant to the Waiver and Amendment dated as of April 14, 1995 among the Borrower, the Lenders and the Agent, the Lenders have waived certain Defaults of Borrower, including Defaults arising with respect to the period starting on and including January 31, 1995 and ending on and including April 30, 1995, under certain financial covenants contained in Section 5.04 of the Credit Agreement, as a result of non-compliance therewith.

         (3) The Borrower has requested that the Lenders waive through October 31, 1995 certain financial covenant Defaults arising under Section 5.04 of the Credit Agreement with respect to the quarter ended July 31, 1995, for the purpose of providing the parties with additional time to negotiate the terms of a possible additional waiver and amendment to the Credit Agreement and to document the waiver and amendment, if any, which may be mutually agreed to by the parties.

         (4) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

         NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

                 SECTION 1. Waiver under Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby waive, during the period starting on and including May 1, 1995 to and including October 31, 1995 (the "Waiver Period"), the following Defaults (the "Specified Defaults"):

                          (i) to the extent such Default arises solely as a result of the indebtedness under the Credit Agreement being classified, in accordance with GAAP, as short-term debt (and only to such extent), any Default arising under subsection (a) of Section 5.04 of the Credit Agreement; and
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                          (ii)    any Defaults arising under subsections (b),
                 (c), (d), (e) and (f) of Section 5.04 of the Credit Agreement as a result of noncompliance with such subsections.

Notwithstanding the provisions of this Section, interest will continue to accrue as provided in Section 2.06(b) of the Credit Agreement as if the waiver provided in this Section had not been granted.

                 SECTION 2. Limitation on Aggregate Advances Outstanding under the Working Capital Facility. The Borrower acknowledges and agrees, and the Lenders agree, that, during the Waiver Period, (a) the aggregate principal amount of Working Capital Advances permitted to be outstanding at any one time be limited to $25,000,000, and (b) the Lenders shall have no obligation to make any Working Capital Advances to the Borrower which would cause the aggregate outstanding principal amount of Working Capital Advances to exceed such amount.

                 SECTION 3. Conditions of Effectiveness. This Waiver shall become effective when (a) the Agent shall have received counterparts of this Waiver executed by the Borrower and the Required Lenders, or as to any of the Lenders, advice satisfactory to the Agent that such Lenders have executed this Waiver and (b) counterparts of the Consent appended hereto executed by the Guarantors and Grantors listed therein.

                 SECTION 4.  Reference to and Effect on the Loan Documents.
(a) Upon the effectiveness of this Waiver, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

                 (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

                 (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                 (d) The Agent, each Lender party hereto, the Borrower and, by execution of the Consent appended hereto, each Guarantor specifically acknowledges and agrees that (i) none of the Borrower, any Guarantor, the Agent or any Lender has agreed to any other or future waiver of or amendment to the Loan Documents, (ii) neither the granting of the waiver described
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herein nor the granting of any prior waivers and amendments under the Loan
Documents creates any obligation whatsoever on the part of the Borrower, any Guarantor, the Agent or any Lender to grant any other or future waiver or amendment under the Loan Documents, and (iii) except as specifically set forth herein, each of the Borrower, each Guarantor, the Agent and the Lenders have reserved all rights and remedies under the Loan documents.

                 SECTION 5. General Release of Claims. As additional consideration for the waivers as set forth herein, the Borrower (by its execution hereof) and each other Loan Party (by its execution of the Consent appended hereto) and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party", and collectively the "Releasing Parties") each hereby release and forever discharge the Agent and each Lender and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party", and collectively, the "Released Parties") of and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations pursuant to the terms of the Loan Documents, as amended to date), actions and causes of action whatsoever (collectively "Claims") the Releasing Parties and each of them may, as of the date hereof, have or claim to have against each of the Released Parties, in each case whether presently known or unknown and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Conditional Waiver or this Waiver (collectively, the "Restructuring Documents") or the negotiation or documentation thereof or the amendments to and waivers under the Loan Documents effected by the Restructuring Documents or the transactions contemplated thereby, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Restructuring Documents. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section 5, and the Borrower will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section 5. This agreement and covenant on the part of the Releasing Parties, respectively, is contractual, and not a mere recital, and the parties hereto acknowledge and agree that no liability whatsoever is admitted on the part of any party with respect to any Claim released or purported to be released under this Section 5. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties Section 1542 provides as follows:

                 "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF
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         KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE
         DEBTOR."

                 Each of the Releasing Parties acknowledges that the foregoing release (including the foregoing waiver of the provisions of Section 1542 of the California Civil Code) was separately bargained for.

                 Each Released Party acknowledges (without admission as in the existence of any specific fact) that the foregoing release shall not prevent any Releasing Party from making evidentiary references, in connection with any Claim not released or purported to be released hereby, to the negotiation or documentation of the Restructuring Documents or the amendments to the Loan Documents effected by the Restructuring Documents or the transactions contemplated by the Restructuring Documents or the dealings between the parties in connection with or in any way related to the Restructuring Documents.

                 The Borrower represents to each Released Party that, as of the date hereof, neither Robert Berglass nor Grant Johnson has actual knowledge of facts which would cause the Borrower to prevail on any Claim not released under this Section 5.

                 SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Waiver and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6.

                 SECTION 7. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver or the Consent hereto by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver or such Consent.

                 SECTION 8. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as the date first above written.

                                          DEP CORPORATION
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                                          By        /s/ Grant Johnson
                                             ---------------------------------
                                             Title: Vice President


                                          CITICORP USA, INC., individually and
                                            as Agent


                                          By         /s/ Ruth E. Ford
                                             ---------------------------------
                                             Title: Vice President
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                                          THE FIRST NATIONAL BANK OF BOSTON,
                                            individually and as a Co-Agent


                                          By         /s/ Garrett Quinn
                                             ---------------------------------
                                             Title: Vice President


                                          CITY NATIONAL BANK,
                                            individually and as a Co-Agent


                                          By          /s/ Rick Sawyer
                                             ---------------------------------
                                             Title: Vice President


                                          PNC BANK, NATIONAL ASSOCIATION


                                          By         /s/ Thomas McCool
                                             ---------------------------------
                                             Title: Senior Vice President



                                          ABN AMRO BANK N.V.


                                          By        /s/ Ronald Drake
                                             ---------------------------------
                                             Title: Senior Vice President


                                          By     /s/ William J. Fitzgerald
                                             ---------------------------------
                                             Title: Authorized Signatory
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                                          THE DAIWA BANK, LTD.


                                          By   /s/    JUDITH M. BRESNEN
                                             ---------------------------------
                                             Title:  Vice President


                                          By  /s/    DAVID M. LAWRENCE
                                             ---------------------------------
                                             Title: Vice President and Manager


                                          BANK HAPOALIM, B.M.


                                          By  /s/    LORI LAKE
                                             --------------------------------
                                             Title: Assistant Vice President


                                          By  /s/    CRAIG CIEBIERA
                                             --------------------------------
                                             Title: Vice President
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                                    CONSENT

                         Dated as of September 29, 1995


                 The undersigned, Lavoris-Dep Corporation, Topol-Dep Corporation and Cuticura-Dep Corporation, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreements" executed by them, respectively, as defined in and under the Credit Agreement referred to in the foregoing Waiver, each hereby consents to the said Waiver and hereby confirms and agrees that (i) the Guaranty and such Security Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Waiver, each reference in the Guaranty and such Security Agreements to the Credit Agreement "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as modified and amended by the said Waiver and (ii) such Security Agreements and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined therein.

                                          LAVORIS-DEP CORPORATION


                                          By   /s/  GRANT JOHNSON
                                             --------------------------------
                                             Title: Vice President


                                          TOPOL-DEP CORPORATION


                                          By  /s/  GRANT JOHNSON
                                             --------------------------------
                                             Title: Vice President


                                          CUTICURA-DEP CORPORATION


                                          By  /s/  GRANT JOHNSON
                                             --------------------------------
                                             Title: Vice President